SCHEDULE 14A

(Rule 14a-1)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ELECTRIC AQUAGENICS UNLIMITED INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ELECTRIC AQUAGENICS UNLIMITED, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held October 26, 2004

To the Stockholders of

ELECTRIC AQUAGENICS UNLIMITED, INC.:

The Annual Meeting of Stockholders of Electric Aquagenics Unlimited, Inc. (the “Company”) will be held at the Balboa Bay Club and Resort, 1221 West Coast Highway, Newport Beach, California 92663 on Tuesday, October 26, 2004 at 11:00 a.m., Pacific Daylight Time.  The purpose of the Annual Meeting is to consider and vote upon the following matters, as more fully described in the accompanying Proxy Statement:

(1)

To elect six members of the Board of Directors, each to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

(2)

To consider such other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on September 30, 2004 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Lindon, Utah

GAYLORD M. KARREN

October 1, 2004

Chief Executive Officer and Chairman of the Board

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.  YOUR PROXY WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE YOUR SHARES PERSONALLY.

ELECTRIC AQUAGENICS UNLIMITED, INC.

1464 West 40 South, Suite 200

Lindon, Utah 84042

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

October 26, 2004

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the stockholders of Electric Aquagenics Unlimited, Inc., a Delaware corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company of proxies from holders of outstanding shares of the Company’s Common Stock (the “Common Stock”), for use at the Annual Meeting of Stockholders of the Company to be held Tuesday, October 26, 2004, and at any adjournment or postponement thereof (the “Annual Meeting”).  This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying form of proxy are first being mailed to stockholders of the Company on or about October 5, 2004.

The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying material.  In addition to the solicitation of proxies by use of the mails, the directors, officers and employees of the Company, without receiving additional compensation therefore, may solicit proxies personally or by telephone or telegram.  Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of Common Stock held by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

VOTING

Record Date

The Board of Directors has fixed the close of business on September 30, 2004 as the record date (the “Record Date”) for determination of stockholders entitled to notice of and to vote at the Annual Meeting.  As of the Record Date, there were issued and outstanding 6,030,655 shares of Common Stock.  The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting.

Proxies

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies.  If no instructions are indicated, such shares will be voted FOR the election of each of the six (6) director nominees, and, in the discretion of the proxy holder as to any other matters which may properly come before the Annual Meeting.  A stockholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Annual Meeting.

Vote Required

The presence of a majority of the issued and outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting.  Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or the absence of a quorum.  Under the General Corporation Law of the State of Delaware, once a quorum is established, stockholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of directors, stockholders will not be allowed to cumulate their votes.  Each share of the Company’s outstanding voting stock shall be allowed to vote for up to six (6) nominees.  The six (6) nominees receiving the highest number of votes will be elected.  The approval of any other matter presented for approval by the stockholders will be approved, in accordance with Delaware law, if the votes cast in favor of a matter exceed the votes cast opposing such matter.  Accordingly, abstentions and broker non-votes will not affect the outcome of the various matters voted upon at the meeting.

PROPOSAL NO. 1   ELECTION OF DIRECTORS

At the Annual Meeting, a board of six (6) directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Stockholders do not have cumulative voting rights in the election of directors.  Therefore, for each directorship being filled, each stockholder is entitled to cast one vote for each share of stock held by such stockholder on the record date.  Unless authority is withheld, it is the intention of the persons named in the enclosed form of proxy to vote “FOR” the election of each of the persons identified as nominees for directors below.  If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxies will be voted “FOR” such other person or persons, if any, as may be designated by the Board of Directors.  The Board has no reason to believe that any nominee herein named will be unable or unwilling to serve.

Nominees for Election as Directors

The following sets forth information about each nominee for election as a director:

Gaylord M. Karren is one of the Company’s co-founders, and is currently the Company’s chairman of the board and chief executive officer. Prior to founding the Company, Mr. Karren co-founded and managed Venturi Technologies, Inc., which up until the time of his resignation in February 2000, was one of the nation's largest independent and publicly traded carpet cleaning company. He was chairman and chief executive officer of Venturi and its predecessors in interest from 1992 through February 2000. Mr. Karren holds a bachelor of science degree from Brigham Young University in finance and banking.

John Hopkins is one of the Company’s co-founders, and was a founder, and is currently an advisor to Zerorez Franchising Systems, Inc., an affiliate of the Company that is engaged in the sale and operation of carpet cleaning franchises utilizing products developed and manufactured by the Company.  Mr. Hopkins is the inventor on two patents related to carpet cleaning.  Prior to being a co-founder of the Company, Mr. Hopkins was a founder and President of Venturi Technologies, Inc., a floor and fabric care chain of over 25 locations throughout the United States.  Mr. Hopkins has also founded and managed an oil and gas service company, DASCO Technologies, as well as a successful multi-family property management company called Harbor Property Management.  He attended Utah State University.

James K. Stone is one of the Company’s co-founders, and is currently the president and a member of the board of directors of Zerorez Franchising Systems, Inc., an affiliate of the Company that is engaged in the sale and operation of carpet cleaning franchises utilizing products developed and manufactured by the Company.  Prior to founding the company, Mr. Stone was the owner and President of Venturi Flood & Fire Restoration, Inc., a company specializing in the cleaning and restoration of properties damaged by floods, fires and other natural disasters.  Prior to owning Venturi Flood & Fire Restoration, Inc., Mr. Stone was Vice President of Operations of Venturi Technologies, Inc., a floor and fabric care chain of over 25 locations in the U.S.  Prior to that, Mr. Stone was the founder and chief operating officer of Pro-Tech Restoration, Inc. and Stone Flood and Fire, which were acquired by Venturi Technologies, Inc. in 1996.  Mr. Stone has also founded a securities firm.

Peter Whitfield is Chairman, Chief Executive Officer and a major shareholder of Universal Air Cargo Pty Ltd., an international air cargo company with operations in the United States, Australia and New Zealand.  Prior to purchasing Universal Air Cargo Pty Ltd. in 1987, Mr. Whitfield owned and operated two separate air forwarding and air cargo companies in New Zealand and Australia.  From 1966 to 1975 he was employed in various sales management positions with air cargo and forwarding companies in New Zealand, the UK and Australia.  Mr. Whitfield also has financial interests in the wine, digital animation and computer peripheral industries.  He received a bachelors degree in Commerce and Administration from Victoria University in New Zealand.

Gail V. Anderson, Jr. is the Medical Director of the Harbor-UCLA Medical Center and Assistant Dean of the School of Medicine at UCLA.  From 2000-2002 he also served as the Acting Chief Medical Officer for the Department of Health Services of the County of Los Angeles.  Prior to 1998 he was Senior Vice President for Medical Affairs at the Grady Health System, and was Associate Dean of the School of Medicine at Emory University in Atlanta, Georgia.  Dr. Anderson has been a director of the American College of Emergency Physicians, and has served as the college representative to the Joint Commission on the Accreditation of Healthcare Organizations.  He has been an examiner for the American Board of Emergency Medicine for 16 years.  Dr. Anderson received a bachelor’s degree from Dartmouth College, a medical degree from the University of Southern California, and an MBA from the Emory University Business School.

William J. Warwick recently retired from AT&T after 39 years of service with responsibilities including President of AT&T Consumer Products and Senior Vice President AT&T. In 1993 he was elected Chairman and CEO, AT&T China. His business activities are numerous and worldwide, having served on many high profile boards of directors and industry associations. He is currently a member of the International Cabinet at the University of North Carolina at Wilmington, North Carolina.  Mr. Warwick obtained his BSBA from the University of North Carolina, Chapel Hill, and his MBA from Northwestern University, Chicago.

Board and Committee Meetings; Legal Proceedings

        The Company’s business is managed under the direction of our Board of Directors, which has responsibility for establishing broad corporate policies and for our overall performance. It is not, however, involved in operating details on a day-to-day basis. The Board is kept advised of our business through regular reports and analyses and discussions with our Chief Executive Officer and other officers.

        Our Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors holds regular meetings four times per year and schedules special meetings when required. The Board of Directors held a total of four meetings during 2003. All of the directors attended all of the meetings of the Board and any committee on which they served during fiscal 2003.

Our Board of Directors has an Audit Committee that is presently comprised of independent directors who are not employees of the Company.  The Audit Committee’s function is to oversee (1) the integrity of our financial statements, (2) the appointment, compensation, qualifications, independence and performance of our independent auditors, (3) compliance with ethics policies and legal and regulatory requirements, (4) the performance of our internal audit function, and (5) our financial reporting process and systems of internal accounting and financial controls.

The Audit Committee presently consists of William J. Warwick and Peter Whitfield, both of whom are independent directors and both of whom are financially literate and have extensive accounting or related financial management expertise.  Mr. Warwick and Mr. Whitfield were appointed to the Audit Committee on April 6, 2003 and will oversee the Company’s audit for the year ending December 31, 2004.  Prior to April 6, 2003, the Audit Committee consisted of Gaylord M. Karren, who was also the Chief Executive Officer and Chief Financial Officer of the Company.  Mr. Karren oversaw the audit of the Company’s financial statements for the fiscal year ended December 31, 2003.

The Audit Committee operates under a written charter that was adopted on April 6, 2004.  A copy of the Audit Committee Charter is attached as Exhibit “A.”  The Audit Committee reviews and approves the Audit Committee Charter annually following the annual meeting or at such other times as deemed appropriate by the Audit Committee.

AUDIT COMMITTEE REPORT

Following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2003. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

As set forth in the charter, the Audit Committee’s primary functions are as follows:

•

Monitor the integrity of the Company’s financial statements, financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance.

•

Select and appoint the Company’s independent auditors, pre-approve all audit and non-audit services to be provided to the Company by the Company’s independent auditors, consistent with all applicable laws, and establish the fees and other compensation to be paid to the independent auditors.

•

Monitor the independence and performance of the Company’s independent auditors and internal auditing function.

•

Establish procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submissions by the Company’s employees, regarding accounting, internal controls or auditing matters, and provide an avenue of communication among the independent auditors, management, the internal auditing function and the Board of Directors.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter.

In overseeing the preparation of our financial statements, the Audit Committee conferred with both management and our independent auditor to review and discuss the Company’s financial statements prior to their issuance and to discuss any significant accounting issues.  The Audit Committee also continued to monitor the scope and adequacy of the Company’s internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the independent auditor.

The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in the matters involving auditing or accounting. In the performance of their duties, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management and by the independent auditor.

On the basis of these reviews and discussions, the Audit Committee recommended to the board of directors that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the SEC.

AUDIT COMMITTEE

Gaylord M. Karren

Principal Accountant

The Company’s principal accountant for fiscal years ended December 31, 2003 and December 31, 2002 was Child Sullivan & Company.  The Audit Committee has determined that it will most likely retain the services of a different independent auditor to audit the Company’s financial statements for the fiscal year ending December 31, 2004.  There have been no disagreements between the Company and Child Sullivan & Company relating to accounting or auditing matters.  The Audit Committee has not yet decided definitively whether to make such a change, nor has the Audit Committee selected a new auditor.

It is not expected that a representative of the firm of Child Sullivan & Company will be present at the Annual Meeting.

Audit Fees

The aggregate audit fees billed for professional services rendered for the audit of the Company’s annual financial statements was $15,450 for the fiscal year ended December 31, 2003, and $18,620 for the fiscal year ended December 31, 2002.

Audit-Related Fees

The aggregate audit-related fees billed for professional services by the Company’s principal accountant was $3,750 for the fiscal year ended December 31, 2003.  No fees for audit-related services were billed for the fiscal year ended December 31, 2002.

Tax Fees

The aggregate fees billed for tax compliance, tax advice and tax planning services by the Company’s principal accountant was $400 for the fiscal year ended December 31, 2003, and $380 for the fiscal year ended December 31, 2002.

All Other Fees

No other fees were billed by the Company’s principal accountants for the fiscal years ended December 31, 2002 and 2003.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following table provides certain summary information concerning the compensation paid or accrued by the Company and its subsidiaries, to or on behalf of the Company’s Chief Executive Officer.  No executive officer of the Company was paid a total annual salary and bonus in excess of $100,000 in the year ended December 31, 2003.

		Annual Compensation		Long Term Compensation		All Other Compensation
Name and Position (1)	Year	Salary ($) (2)	Bonus	Restricted Stock Awards ($)	Securities Underlying Options/SARs (#)
Gaylord M. Karren Chief Executive Officer, Chief Financial Officer, and Director __________________	2003 2002 2001	$92,874 65,954 25,950	$0 0 0	(3) (3) (3)	0 0 0	$0 $0 $0

(1)  No executive officer of the company received total annual salary and bonus for the year ended December 31, 2003 in excess of 100,000

(2)  All payments to Gaylord Karren were booked as consulting fees, and were paid pursuant to an unwritten consulting agreement between the Company and Mr. Karren.

(3)  On April 6, 2004, the Board of Directors, acting on a recommendation of the Compensation Committee, approved the issuance of 50,000 shares of restricted common stock to Gaylord Karren, John Hopkins, and James Stone, each of whom was a founder, and is presently a director, of the Company, for each of the years 2001, 2002 and 2003, in partial consideration for uncompensated services provided to the Company by those individuals during the years 2000 through 2003.  The grant of restricted shares occurred prior to the commencement of trading of the Company’s common stock, and the shares therefore did not have a recognized market value at the time of grant.

Option Grants in Last Fiscal Year

No options were granted to the named Executive Officers during the year ended December 31, 2003.

Aggregated Option Exercises in Last Fiscal Year and Year End Option Values

The named Executive Officer does not hold any options, and therefore did not exercise any options during the year ended December 31, 2003.

Director’s Compensation

The Compensation Committee and the Board of Directors have begun formulating a plan for the compensation of non-employee directors.  However, the plan has not yet been finalized.  The plan will most likely provide that non-employees would receive a combination of cash and stock for their services.  Until a compensation plan is formally adopted, the Company will continue to reimburse non-employee directors for costs they incur in attending board meetings.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of September 30, 2004, certain information as to the number of shares of common stock beneficially owned by each person who is known by the Company to own beneficially more than 5% of its outstanding shares of common stock based upon reports on Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) or other reliable information.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Kirby D. Cochran (1) 692 E. 1780 N. Orem, UT 84097	407,467	6.76%
Merlin O. Baker (2) 3760 S. Highland Dr. #500 Salt Lake City, UT 84106 _______________________	307,467	5.10%

(1)

Mr. Cochran is a former member of our board of directors.

(2)

Record title to these shares is held by the Marion O. Baker Family Trust (150,659 shares) and the Marian Johnson Baker Family Living Trust (156,808 shares).  Merlin O. Baker, our former secretary and former director, has beneficial ownership of both of those trusts.

MANAGEMENT

The following table sets forth, as of September 30, 2004, the beneficial ownership of each director, nominee for director, each named executive officer, and the directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

Gaylord M. Karren (1)

1464 W. 40 South

Lindon, Utah 84042

John Hopkins (2)

1464 W. 40 South

Lindon, Utah 84042

James K. Stone (3)

1464 W. 40 South

Lindon, Utah

William J. Warwick

9224 North Horizon Trail

Fountain Hills, Arizona 85268

Peter Whitfield

500 7th Street

Manhattan Beach, California 90266

Gail V. Anderson, Jr.

501 6th Place

Manhattan Beach, California 90266

	540,000 540,000 540,000 130,000 100,000 50,000	8.95% 8.95% 8.95% 2.16% 1.66% 0.83%
All current directors and executive officers as a group (2 persons)	1,900,000	31.51%

(1)

The record owner of these shares is EOWORP, LLC, a Nevada limited liability company of which Gaylord M. Karren, John Hopkins and James K. Stone are equal owners.

(2)

The record owner of these shares is EOWORP, LLC, a Nevada limited liability company of which Gaylord M. Karren, John Hopkins and James K. Stone are equal owners.

(3)

The record owner of these shares is EOWORP, LLC, a Nevada limited liability company of which Gaylord M. Karren, John Hopkins and James K. Stone are equal owners.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors to file initial reports of ownership and reports of changes in ownership with the SEC.  Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s executive officers and directors, the Company believes that all reports required under Section 16(a) were timely filed during 2002.

Related Party Transactions

The following are certain transactions involving our officers, directors and shareholders owning more than 10% of our outstanding stock. We believe that the terms of these transactions are at least as favorable to us as we would expect to negotiate with unrelated third parties.

Sale of Products to Affiliates of Shareholders

Through December 31, 2003, substantially all of the Company’s revenues were derived from generator sales to a carpet cleaning franchise company that is partially owned by Messrs. Karren, Hopkins and Stone.  All such sales were made in negotiated transactions and were on terms that were at least as favorable to the Company as could be expected in sales to unrelated third parties.

Funding of Affiliate Entities

Between our founding in September 2000 and December 31, 2002, we funded some of the operating expenses of Zerorez Franchising Systems, Inc., a carpet cleaning franchise company that is partially owned by Messrs. Karren, Hopkins and Stone.  Zerorez Franchising Systems, Inc. has purchased generators from us in the past, and we anticipate that it will continue to purchase generators from us for use in its carpet cleaning businesses.

OTHER MATTERS

Other Business

The Board of Directors does not know of any matter to be presented at the Annual Meeting that is not listed in the Notice of Annual Meeting and discussed above.  If any other matter should properly come before the Annual Meeting, however, the proxy holders will vote in accordance with their best judgment.

Stockholder Proposals for 2005 Annual Meeting

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit to the Board of Directors proposals to be considered for submission to the Annual Meeting of Stockholders to be held in 2005.  Any such proposal should be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Secretary, Electric Aquagenics Unlimited, Inc., 1464 West 40 South, Suite 200, Lindon, Utah 84042 and must be received no later than February 1, 2005.  Any such notice shall set forth: (a) the name and address of the stockholder and the text of the proposal to be introduced; (b) the number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the date of such notice; and (c) a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice. The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.  Proxy holders will use their discretion in voting proxies with respect to any stockholder proposal properly presented from the floor and not included in the Proxy Statement for the 2005 Annual Meeting, unless specific voting instructions are received with respect to any such proposal by March 1, 2005.

Additional Information

A copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2003, will be furnished without charge upon receipt of a written request.  The exhibits to that Report will also be provided upon request and payment of copying charges.  Requests should be directed to the Corporate Secretary, Electric Aquagenics Unlimited, Inc., 1464 West 40 South, Suite 200, Lindon, Utah 84042.  The Annual Report on Form 10-KSB, with exhibits, is also available at the SEC’s website, www.sec.gov, or at the SEC’s Public Reference Room at Judiciary Plaza Building, 450 Fifth Street, N.W., Washington, D.C. 20549.  You may call 1-800-SEC-0330 for more information on the SEC’s Public Reference Room.

APPENDIX A

AUDIT COMMITTEE CHARTER

I.

Audit Committee Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling its oversight responsibilities. The Committee’s primary duties and responsibilities are to:

•

Monitor the integrity of the Company’s financial statements, financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance.

•

Select and appoint the Company’s independent auditors, pre-approve all audit and non-audit services to be provided to the Company by the Company’s independent auditors, consistent with all applicable laws, and establish the fees and other compensation to be paid to the independent auditors.

•

Monitor the independence and performance of the Company’s independent auditors and internal auditing function.

•

Establish procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submissions by the Company’s employees, regarding accounting, internal controls or auditing matters, and provide an avenue of communication among the independent auditors, management, the internal auditing function and the Board of Directors.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as officers and employees of the Company. The Committee has the authority to retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties. The Company shall at all times make adequate provisions for the payment of all fees and other compensation, approved by the Committee, to the Company’s independent auditors in connection with the issuance of its audit report, or to any consultants or experts employed by the Committee.

II.

Audit Committee Composition and Meetings

The Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Committee members shall meet the independence and experience requirements of the Securities and Exchange Commission and the Nasdaq National Market (as may be modified or supplemented).  All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment to the Committee, and at least one member of the Committee shall have accounting or related financial management expertise and qualify as a “financial expert” in accordance with the requirements of the Securities and Exchange Commission and the Nasdaq National Market (as may be modified or supplemented).

Committee members shall be appointed by the Board.  If a Committee Chair is not designated by the Board or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting.  At each of the Committee’s meetings, the Committee shall meet privately in executive session with management, with the manager of internal auditing, with the independent auditors, and as a committee to discuss any matters that the Committee believes should be discussed.  In addition, the Committee, or at least its Chair, shall communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the independent auditors’ review procedures.

III.

Audit Committee Responsibilities and Duties

The Committee shall have the following specific responsibilities and duties:

Review Procedures

1.

The Committee shall review the Company’s annual audited financial statements prior to filing or release. Review should include discussion with management and the independent auditors of significant issues regarding critical accounting estimates, accounting principles, practices and judgments, including, without limitation, a review with the independent auditors of any auditor report to the Committee required under rules of the Securities and Exchange Commission (as may be modified or supplemented).  Review should also include review of the independence of the independent auditors (see item 8 below) and a discussion with the independent auditors of the conduct of their audit (see item 9 below).  Based on such review, the Committee shall determine whether to recommend to the Board that the annual audited financial statements be included in the Company’s Annual Report filed under the rules of the Securities and Exchange Commission.

2.

In consultation with management, the independent auditors and the internal auditors, the Committee shall consider the integrity of the Company’s financial reporting processes and controls, and shall discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.  The Committee shall review significant findings prepared by the independent auditors and the internal auditing department together with management’s responses, and review any significant changes to the Company’s auditing and accounting policies. The Committee shall resolve any disagreements that may arise between management and the independent auditors.

3.

The Committee shall review with financial management and the independent auditors the Company’s quarterly financial statements prior to filing or release. The Committee may designate a member of the Committee to represent the entire Committee for purposes of this review.

4.

The Committee shall review and reassess the adequacy of this Charter at least annually, and shall submit the Charter to the Board of Directors for approval at least once every three years in accordance with the regulations of the Securities and Exchange Commission and the Nasdaq National Market (as may be modified or supplemented).

Independent Auditors

5.

The Company’s independent auditors are directly accountable to the Committee and the Board of Directors. The Committee shall review the independence and performance of the independent auditors, annually appoint the independent auditors and approve any discharge of auditors when circumstances warrant.

6.

The Committee shall approve the fees and other significant compensation to be paid to the independent auditors.

7.

The Committee shall approve the independent auditors’ annual audit plan, including scope, staffing, locations and reliance upon management and internal audit department.

8.

On an annual basis, the Committee shall review and discuss with the independent auditors all significant relationships the independent auditors may have with the Company that could impair the auditors’ independence. Such review should include receipt and review of a report from the independent auditors regarding their independence consistent with Independence Standards Board Standard I (as may be modified or supplemented). All engagements for non-audit services by the independent auditors must be approved by the Committee prior to the commencement of services.  The Committee may designate a member of the Committee to represent the entire Committee for purposes of approval of non-audit services, subject to review by the full Committee at the next regularly scheduled meeting.  The Company’s independent auditors may not be engaged to perform prohibited activities under the Sarbanes-Oxley Act of 2002 or the rules of the Public Company Accounting Oversight Board or the Securities and Exchange Commission.

9.

Prior to filing or releasing annual financial statements, the Committee shall discuss the results of the audit with the independent auditors, including a discussion of the matters required to be communicated to audit committees in accordance with SAS 61 (as may be modified or supplemented).

10.

The Committee shall consider the independent auditors’ judgment about the quality and appropriateness of the Company’s accounting principles and critical accounting estimates as applied in its financial reporting.

Internal Audit Function and Legal Compliance

11.

The Committee shall review the budget, plan, changes in plan, activities, organization structure and qualifications of the Company’s internal audit department, as needed.

12.

The Committee shall approve the appointment, performance and replacement of the internal audit manager or approve the retention of, and engagement terms for, any third party provider of internal audit services.

13.

The Committee shall review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

14.

On at least an annual basis, the Committee should review with the Company’s counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

15.

The Committee shall oversee the annual preparation of the report to shareholders as required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

16.

The Committee shall perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

17.

The Committee shall maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which is the responsibility of management and the independent auditors. It is also the responsibility of management to assure compliance with laws and regulations and the Company’s corporate policies with oversight by the Committee in the areas covered by this Charter.